CONFIRMATION AND MODIFICATION TO REGISTRATION RIGHTS AGREEMENT

This Confirmation and Modification to Registration Rights Agreement (the “Confirmation and Modification Agreement”) is dated as of May 31, 2007 and is entered into by the undersigned for the benefit of BPO Management Services, Inc., a Delaware corporation (formerly netGuru, Inc., a Delaware corporation) (the “Company”), as successor to BPOMS/HRO, Inc.(formerly BPO Management Services Inc.), a Delaware corporation (“Sub”), and the Investors (as that term is defined below).

WHEREAS, the Company has proposed to enter into a series of agreements (the “Transaction Documents”) with Vision Opportunity Master Fund, Ltd., RENN Capital Group, Inc. Bridgepointe Masterfund Ltd., and Heller Capital Investments, LLC or such other entities as are parties to the Transaction Documents (collectively, the “Investors”);

WHEREAS, each of the undersigned previously entered into a Registration Rights Agreement, initially dated as of July 29, 2005, or initially dated as of November 1, 2005, each such agreement as amended to date (collectively, the “Private Registration Rights Agreements”);

WHEREAS, as a condition to the Investors’ performance of their respective initial obligations under the Transaction Documents, the Investors have required that each of the undersigned execute and deliver a Lock-Up Agreement, which agreement constitutes one of the Transaction Documents and the spirit of which requires that each of the undersigned also execute this Confirmation and Modification Agreement;

NOW, THEREFORE, in consideration of these presents and for such other good and valuable consideration the receipt and legal sufficiency of which is hereby acknowledged, each of the undersigned hereby agree and acknowledge as follows:

1.
Each of the undersigned is subject to and shall abide by the restrictions on the sale of all common stock and preferred stock issued by the Company and held of record and beneficially by the undersigned as provided for in the Transaction Documents, including: (i) the form of Registration Rights Agreement among the Company and the Investors, which is attached hereto as Exhibit A; and (ii) the form of Lock-Up Agreement among the Company, each of the undersigned and the Investors, which is attached hereto as Exhibit B.

2.
Effective upon the closing of the initial series of transactions contemplated by the Transaction Documents, whereby the Company shall issue and sell certain of its equity and derivative securities to the Investors, each of the undersigned agrees not to exercise any of its respective rights otherwise exercisable under the Private Registration Rights Agreements, except as expressly permitted under the Transaction Documents.

3.	Each of the undersigned, who was a party to that certain Rights Agreement dated July 29, 2005, among Sub, Patrick Dolan, James Cortens, Brian Meyer, Donald

West, Ray Belisle and certain other parties related thereto as named on page 33 thereof, also hereby acknowledges and confirms that such agreement was previously terminated and has no force or effect and that there are no rights or claims of such undersigned with respect thereto.
4.	This Confirmation and Modification Agreement may not be changed or terminated unless agreed to in writing by the Company and by the other parties affected by such change or termination.
5.	This Confirmation and Modification Agreement may be executed in counterparts and by facsimile and such counterparts shall together constitute one agreement.

Entered into as of the date first set forth above.

/S/ PATRICK A. DOLAN

MR. PATRICK A. DOLAN

/S/ JAMES CORTENS

MR. JAMES CORTENS

/S/ BRIAN MEYER

MR. BRIAN MEYER

/S/ DONALD WEST

MR. DONALD WEST

/S/ RAY BELISLE

MR. RAY BELISLE

/S/ LYNN MEYER

MRS. LYNN MEYER

/S/ SHARON WEST

MRS. SHARON WEST

WEST LTP TRUST, by its Trustee

Per: /s/ Richard Taylor

Name:  Richard Taylor

/s/ Thomas E. Lucas

Mr. Thomas E. Lucas

Accepted:

BPO MANAGEMENT SERVICES, INC.

By:  /s/ Patrick A. Dolan

Name:  Patrick A. Dolan
Title:    Chairman and CEO

BPOMS/HRO, INC.

By:  /s/ Patrick A. Dolan

Name: Patrick A. Dolan
Title:   Chairman and CEO

EXHIBIT A
(Form of Registration Rights Agreement)

EXHIBIT B
(Form of Lock-Up Agreement)